                                                                   EXHIBIT a(23)

                           ING VARIABLE PRODUCTS TRUST

                         ABOLITION OF SERIES OF SHARES
                             OF BENEFICIAL INTEREST

                                                             RECEIVED
                                                            NOV 3 2003
                                                   SECRETARY OF THE COMMONWEALTH
                                                       CORPORATIONS DIVISION

         The undersigned, being a majority of the Trustees of ING Variable Products Trust, a Massachusetts business trust (the "Trust"), acting pursuant to
Section 5.11(f) and Section 8.2 of the Trust's Declaration of Trust, dated December 17, 1993, as amended, hereby abolish the ING VP Large Company Value Portfolio, and the establishment and designation thereof, there being no shares of such series currently outstanding.


Dated: October 16, 2003



/s/ Paul S. Doherty                         /s/ Jock Patton
-----------------------------               -----------------------------
Paul S. Doherty, as Trustee                 Jock Patton, as Trustee

/s/ J. Michael Earley                       /s/ David W.C. Putnam
-----------------------------               -----------------------------
J. Michael Earley, as Trustee               David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein                   /s/ Blaine E. Rieke
---------------------------------           -----------------------------
R. Barbara Gitenstein, as Trustee           Blaine E. Rieke, as Trustee

/s/ R. Glenn Hilliard                       /s/ John G. Turner
-----------------------------               -----------------------------
R. Glenn Hilliard, as Trustee               John G. Turner, as Trustee

/s/ Walter H. May                           /s/ Roger B. Vincent
-----------------------------               -----------------------------
Walter H. May, as Trustee                   Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                     /s/ Richard A. Wedemeyer
-------------------------------             --------------------------------
Thomas J. McInerney, as Trustee             Richard A. Wedemeyer, as Trustee